UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

POLYDEX PHARMACEUTICALS LIMITED
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Polydex Pharmaceuticals Limited
Supplement to Proxy Statement

This supplement, dated June 19, 2009, supplements the proxy statement (the "Proxy Statement") filed with the United States Securities and Exchange Commission on June 4, 2009 relating to the Annual Meeting of Members of Polydex Pharmaceuticals Limited (the "Company"), which will be held at the principal offices of the Company located at 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5 on Friday, July 10, 2009, at 10:30 a.m., local time. The purpose of this supplement is to correct and amend information in the Company's Proxy Statement with respect to the table headed "Security Ownership of 5% or Greater Holders" in the section "Ownership of Voting Securities" and showing ownership of the Company's Common Shares. Except as described in this supplement, the information provided in the Proxy Statement is unchanged

The table, as corrected and amended, should read as follows:

COMMON SHARES:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Shares	George G. Usher
	Chairman of the Board,	269,713 (2)	8.8%
	Director, President and CEO
	Polydex Pharmaceuticals Limited
	421 Comstock Road
	Toronto, Ontario, Canada M1L 2H5

Common Shares	Estate of Thomas C. Usher
	Peter T. Higgs, Trustee	243,263(3)	7.9%
	c/o Polydex Pharmaceuticals Limited
	421 Comstock Road
	Toronto, Ontario, Canada M1L 2H5

Common Shares	Alan Gelband	221,571(4)	7.2%
	750 Third Avenue
	21st Floor
	New York, New York 10017

(1)

As of May 30, 2009, the Company had outstanding 899,400 Class B Preferred Shares and 3,072,846 Common Shares.

(2)

Includes 211,560 Common Shares owned directly by George G. Usher, 54,153 of the Common Shares held by the Estate of Thomas C. Usher, Peter T. Higgs, Trustee, of which George G. Usher is the beneficiary and options to purchase 4,000 Common Shares held by George G. Usher, and exercisable within sixty (60) days of May 29, 2009.

(3)

Includes 243,263 Common Shares owned directly by the Estate of Thomas C. Usher which are pledged as collateral for amounts owing to the Company as described below.

(4)

Based on Schedule 13G filed on February 17, 2009. Includes shares held either directly or on behalf of Mr. Gelband's pension fund, his wholly-owned corporation, a foundation controlled by him or in partnerships with his children.